                                                                   EXHIBIT 10.44

                                                                  EXECUTION COPY
================================================================================

                                SMTC CORPORATION

                                       AND

                          MELLON INVESTOR SERVICES LLC

                                   ----------

                                WARRANT AGREEMENT

                          DATED AS OF DECEMBER 31, 2002

                                WARRANT AGREEMENT

                              TABLE OF CONTENTS/1/

                                                                                                        Page
                                                                                                        ----
SECTION 1.          Appointment of Warrant Agent...........................................................1

SECTION 2.          Warrant Certificates...................................................................1

SECTION 3.          Execution of Warrant Certificates......................................................2

SECTION 4.          Registration and Countersignature......................................................2

SECTION 5.          Registration of Transfers and Exchanges................................................2

SECTION 6.          Issuance of Warrants; Terms of Warrants: Exercise of Warrants..........................4

SECTION 7.          Payment of Taxes.......................................................................7

SECTION 8.          Mutilated or Missing Warrant Certificates..............................................7

SECTION 9.          Reservation of Warrant Shares..........................................................7

SECTION 10.         Adjustment of Exercise Price and Number of Warrant Shares Issuable.....................8

SECTION 11.         Fractional Interests..................................................................14

SECTION 12.         Notices to Warrant holders............................................................15

SECTION 13.         Merger, Consolidation or Change of Name of Warrant Agent..............................16

SECTION 14.         Warrant Agent.........................................................................17

SECTION 15.         Change of Warrant Agent...............................................................20

SECTION 16.         Notices to Company and Warrant Agent..................................................20

SECTION 17.         Supplements and Amendments............................................................21

SECTION 18.         Successors............................................................................22

SECTION 19.         Termination...........................................................................22

SECTION 20.         Governing Law; Submission to Jurisdiction: Waiver of Jury Trial.......................22

----------
/1/ This Table of Contents does not constitute a part of this Agreement or have any bearing upon the interpretation of any of its terms or provisions.

SECTION 21.         Benefits of This Agreement............................................................22

SECTION 22.         Counterparts..........................................................................22

               WARRANT AGREEMENT dated as of December 31, 2002 between SMTC Corporation, a Delaware corporation (the "Company"), and Mellon Investor Services LLC, a New Jersey limited liability company, as Warrant Agent (the "Warrant Agent").

               WHEREAS, the Company proposes to issue Series A, Series B, Series C, Series D, Series E, Series F, Series G and Series H Common Stock Purchase Warrants, as hereinafter described (respectively, the "Series A Warrants, Series B Warrants, Series C Warrants, Series D Warrants, Series E Warrants, Series F Warrants, Series G Warrants and Series H Warrants," and together, the "Warrants"), which in the aggregate initially entitle the holders of each of the Series A Warrants, Series B Warrants, Series C Warrants, Series D Warrants, Series E Warrants, Series F Warrants, Series G Warrants and Series H Warrants to purchase up to 4.0%, 1.0%, 0.75%, 0.75%, 0.75%, 0.75%, 1.0% and 1.0%
respectively, on the date such Warrants are issued, of the Common Stock par value $0.01 per share (the "Common Stock"), of the Company outstanding on a diluted basis (determined in accordance with GAAP, but after giving effect to the exercise of such Warrants and any outstanding Warrants) on the date such Warrants are issued (the Common Stock issuable on exercise of the Warrants being referred to herein as the "Warrant Shares"), in connection with the Eighth Amendment and Fifth Waiver, dated December 31, 2002, to and under the Amended and Restated Credit and Guarantee Agreement, dated as of July 27, 2000 (as amended, supplemented and otherwise modified from time to time, the "Credit Agreement"), among the Company, HTM Holdings, Inc., SMTC Manufacturing Corporation of Canada, the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), Lehman Brothers Inc., as advisor, lead arranger and book manager, The Bank of Nova Scotia, as syndication agent, Lehman Commercial Paper Inc., as general administrative agent, The Bank of Nova Scotia, as Canadian administrative agent, Lehman Commercial Paper Inc., as collateral monitoring agent and General Electric Capital Corporation, as documentation agent;

               WHEREAS, upon the return to the Company for cancellation of all series A, B and C warrants issued to the Lenders pursuant to the Warrant Agreement, dated as of February 8, 2002, between the Company and the Warrant Agent, the Company and the Warrant Agent will enter into this Warrant Agreement;

               WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing so to act, in connection with the issuance, transfer, exchange and exercise of Warrants and other matters as provided herein;

               NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

               SECTION 1. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions set forth hereinafter in this Agreement, and the Warrant Agent hereby accepts such appointment.

               SECTION 2. Warrant Certificates. The certificates evidencing the Warrants (the "Warrant Certificates") to be delivered pursuant to this Agreement shall be in registered form only and shall be substantially in the forms set forth in Exhibit A, Exhibit B, Exhibit C and Exhibit D attached hereto, as applicable.

               SECTION 3. Execution of Warrant Certificates. Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board or its President or a Vice President and by its Secretary or an Assistant Secretary. Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the present or any future Chairman of the Board, President, Vice President, Secretary or Assistant Secretary and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose the Company may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, President, Vice President, Secretary or Assistant Secretary, notwithstanding the fact that at the time the Warrant Certificates shall be countersigned and delivered or disposed of he or she shall have ceased to hold such office.

               In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer before the Warrant Certificates so signed shall have been countersigned by the Warrant Agent, or disposed of by the Company, such Warrant Certificates nevertheless may be countersigned and delivered or disposed of as though such person had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Warrant Agreement any such person was not such officer.

               Warrant Certificates shall be dated the date of countersignature by the Warrant Agent.

               SECTION 4. Registration and Countersignature. Warrant Certificates shall be manually countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. The Warrant Agent shall, upon written instructions of the Chairman of the Board, the President, a Vice President, the Treasurer or the Chief Financial Officer of the Company, initially countersign, issue and deliver such number of Warrants as are set forth in such written instructions, and the Warrant Agent shall be fully protected in conclusively relying on such written instructions. Such written instructions shall not instruct the Warrant Agent to countersign Warrants entitling the holders thereof to purchase more than the number of Warrant Shares referred to above in the first recital hereof. The Warrant Agent shall also countersign and deliver Warrants as otherwise provided in this Agreement.

               The Company and the Warrant Agent may deem and treat the registered holder(s) of the Warrant Certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for all purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

               SECTION 5. Registration of Transfers and Exchanges. The Warrant Agent shall from time to time, subject to the limitations set forth in this
Section 5 and in Section 6 hereof, register the transfer of any outstanding Warrant Certificates upon the records to be maintained by it for that purpose, upon surrender thereof duly endorsed or accompanied (if so required by it) by a written instrument or instruments of transfer in form satisfactory to the Warrant Agent, duly executed by the registered holder or holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Upon any such registration of transfer, a new Warrant

Certificate shall be issued to the transferee(s) and the surrendered Warrant Certificate shall be cancelled by the Warrant Agent. Cancelled Warrant Certificates shall thereafter be disposed of by the Warrant Agent in its customary manner.

               No Warrant holder will be permitted to transfer an interest in its Warrants separately from its interest in any loans outstanding under the Credit Agreement with respect to which it received such Warrants prior to the later of December 31, 2003 or nine months after the issuance of the series of Warrants being transferred. The Warrant Agent will not have any duty or obligation to monitor a Warrant holder's compliance with this paragraph, and the Warrant Agent shall be fully protected and shall incur no liability for any transfer effected by it in violation of this paragraph.

               The Warrant holders agree that prior to any proposed transfer of the Warrants or of the Warrant Shares, if such transfer is not made pursuant to an effective Registration Statement under the Securities Act of 1933, as amended (the "Act"), the Warrant holder will deliver to the Company:

               (1) an opinion of counsel that the Warrant or Warrant Shares may be transferred without registration under the Act

               (2) an investment covenant reasonably satisfactory to the Company signed by the proposed transferee;

               (3) an agreement by such transferee to the impression of the restrictive investment legend set forth below on the Warrant or the Warrant Shares; and

               (4) an agreement by such transferee to be bound by the provisions of this Agreement.

               The Warrant holders agree that each certificate representing Warrant Shares will bear a legend in substantially the following form:

               "The securities evidenced or constituted hereby have been acquired for investment and have not been registered under the Securities Act of 1933, as amended. Such securities may not be sold, transferred, pledged or hypothecated unless the registration provisions of said Act have been complied with or unless the Company has received an opinion of counsel that such registration is not required."

               The Warrant holders agree that each certificate representing Series B, C, D and E Warrant Shares will bear a legend in substantially the following form:

               "The securities evidenced or constituted hereby are subject to right of repurchase by SMTC Corporation until December 31, 2003, for an amount equal to the exercise price of the warrants exercised for the securities evidenced or constituted hereby."

               Subject to the terms of this Agreement, Warrant Certificates may be exchanged at the option of the holder(s) thereof, when surrendered to the Warrant Agent at its office designated for such purpose, which is currently located at the address listed in Section 16 hereof, for another Warrant Certificate or other Warrant Certificates of like tenor and representing in the aggregate a like number of Warrants. Any holder desiring to exchange a Warrant Certificate shall deliver a written request to the Warrant Agent, and shall surrender, duly endorsed or accompanied (if so required by the Warrant Agent) by a written instrument or instruments of transfer in form satisfactory to the Warrant Agent, the Warrant Certificate or Certificates to be so exchanged. Warrant Certificates surrendered for exchange shall be cancelled by the Warrant Agent. Such cancelled Warrant Certificates shall then be disposed of by such Warrant Agent in its customary manner.

               The Warrant Agent is hereby authorized to countersign, in accordance with the provisions of this Section 5 and of Section 4 hereof, the new Warrant Certificates required pursuant to the provisions of this Section 5.

               SECTION 6. Issuance of Warrants; Terms of Warrants: Exercise of Warrants

               The Company shall issue the Warrants to the Lenders in proportion to their interests in the Loans and Commitments under the Credit Agreement on the following dates (in each case, an "Issue Date" and, if any Issue Date is not a Business Day, on the next succeeding Business Day): in the case of (a) the Series A and B Warrants, December 31, 2002, (b) the Series C Warrants, 45 days after the end of the Company's first fiscal quarter of 2003, (c) the Series D Warrants, 45 days after the end of the Company's second fiscal quarter of 2003,
(d) the Series E Warrants, 45 days after the end of the Company's third fiscal quarter of 2003, (e) the Series F Warrants, 90 days after the end of the Company's fourth fiscal quarter of 2003, (f) the Series G Warrants, 45 days after the end of the Company's first fiscal quarter of 2004 and (g) the Series H Warrants, 45 days after the end of the Company's second fiscal quarter of 2004; provided that the Series C Warrants, Series D Warrants, Series E Warrants, Series F Warrants, Series G Warrants and Series H Warrants shall only be issued if Consolidated EBITDA (as defined in the Credit Agreement) for the Company and its subsidiaries for the relevant fiscal quarter referenced above is less than or equal to (i) $2,208,000 in the case of the Series C Warrants, (ii) $4,526,000 in the case of the Series D Warrants, (iii) $6,191,000 in the case of the Series E Warrants, (iv) $7,888,000 in the case of the Series F Warrants, (v) $3,175,000 in the case of the Series G Warrants and (vi) $5,485,000 in the case of the Series H Warrants. The Warrant Agent will not countersign and deliver any Series C Warrants, Series D Warrants, Series E Warrants, Series F Warrants, Series G Warrants, or Series H Warrants unless and until it has received written instructions from the Company in accordance with Section 4 hereof.

               The initial exercise price per share at which Warrant Shares shall be purchasable upon the exercise of Warrants (the "Exercise Price") shall be the fair market value (as defined below) of one share of Common Stock as of the Issue Date for such Warrant. On its respective Issue Date, each Warrant shall be initially exercisable for one share of Common Stock and each series of Warrants shall initially consist of a number of Warrants equal to 4.0% (in the case of Series A Warrants), 1.0% (in the case of Series B Warrants), 0.75% (in the case of Series C Warrants), 0.75% (in the case of Series D Warrants), 0.75% (in the case of Series E Warrants), 0.75% (in the case of Series F Warrants), 1.0% (in the case of Series G Warrants) and 1.0% (in the case of Series H Warrants), of the number of shares of Common Stock outstanding on such date on a diluted basis (determined in accordance with GAAP, but after giving effect to the exercise of such Warrants and any outstanding Warrants). For purposes of this paragraph of Section 6, "fair market value" on any date shall be the average of the Quoted Prices of the Common Stock for 20 consecutive trading days commencing 22 trading days before the date in question. The "Quoted Price" of the Common Stock is the last reported sales price of the Common Stock as reported by the Nasdaq, National Market System, or if the Common Stock is listed on a securities exchange, the last reported sales price of the Common Stock on such exchange which shall be for consolidated trading if applicable to such exchange, or if neither so reported or listed, the mean of the last reported bid and asked price of the Common Stock or if the Common Stock is not so reported or listed, as reasonably determined by the Company's Board of Directors, as supported by an opinion of a nationally recognized investment banking firm.

               The Company shall immediately notify the Warrant Agent as to its determination of the number of shares for which any series of Warrants is initially exercisable (which shall be determined as specified in this Section
6), which number shall be binding upon the Company and all Warrant holders, absent manifest error.

               Subject to the terms of this Agreement, each Warrant holder shall have the right, which may be exercised commencing at the opening of business on the Issue Date of such Warrant and until 5:00 p.m., New York City time on the date (the "Expiration Date") that is the fifth anniversary of the Issue Date of such Warrant (or, if such date is not a business day, on the next succeeding business day), to receive from the Company the number of fully paid and nonassessable Warrant Shares which the holder may at the time be entitled to receive on exercise of such Warrants and payment of the Exercise Price then in effect for such Warrant Shares. In the alternative, each Warrant holder may exercise its right, during the exercise period, to receive Warrant Shares on a net basis, such that, without the exchange of any funds, the holder receives that number of Warrant Shares otherwise issuable (or payable) upon exercise of its Warrants less that number of Warrant Shares having an aggregate fair market value (as defined above) at the time of exercise equal to the aggregate Exercise Price that would otherwise have been paid by the holder of the Warrant Shares. Each Warrant of any series not exercised prior to 5:00 p.m., New York City time, on the Expiration Date for such Series shall become null and void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time. No adjustments as to dividends will be made upon exercise of the Warrants.

               On or before December 31, 2003, if all outstanding obligations under the Credit Agreement are paid in full and all commitments thereunder are terminated, all Series B, C, D and E Warrants shall be returned to the Company without consideration and all Warrant Shares that have been obtained upon exercise of the Series B, C, D or E Warrants shall be sold back to the Company at the Exercise Price of the Series B, C, D or E Warrants, respectively, exercised to obtain such Warrant Shares.

               A Warrant may be exercised upon surrender to the Company at the office of the Warrant Agent designated for such purpose, which is currently located at the address listed in Section 16 hereof, of (i) the certificate or certificates evidencing the Warrants to be exercised with the form of election to purchase on the reverse thereof duly and properly filled in and signed and such other documentation as the Warrant Agent or the Company may reasonably request, and (ii) payment to the Warrant Agent for the account of the Company of the Exercise Price as adjusted as herein provided, for the number of Warrant Shares in respect of which such Warrants are then exercised. Payment of the aggregate Exercise Price shall be made (i) in cash or by certified or official bank check payable to the order of the Company in New York Clearing House Funds, (ii) through the surrender of debt or preferred equity securities of the Company having a principal amount or liquidation preference, as the case may be, equal to the aggregate Exercise Price to be paid (the Company will pay the accrued interest or dividends on such surrendered debt or preferred equity securities in cash at the time of surrender notwithstanding the stated terms thereof), or (iii) in the manner provided in the third paragraph of this Section
6. The Warrant Agent shall have no duty (i) to determine or calculate the Exercise Price, (ii) confirm or verify the accuracy or correctness of the Exercise Price or (iii) confirm or verify the correctness or sufficiency of any payment of the Exercise Price made in accordance with items (ii) and (iii) of the preceding sentence; the Warrant Agent's sole duty under this paragraph being the acceptance of the certificates evidencing the Warrants and taking possession for the benefit of the Company of the Exercise Price delivered to it by a Warrant holder.

               Subject to the provisions of Section 7 hereof, upon such surrender of Warrants and payment of the Exercise Price, the Company shall issue and cause to be delivered with all reasonable dispatch to and in such name or names as the Warrant holder may designate, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrants together with cash as provided in Section 11 hereof; provided, however, that if any consolidation, merger or lease or sale of assets is proposed to be effected by the Company as described in subsection (m) of Section 10 hereof, or a tender offer or an exchange offer for shares of Common Stock of the Company shall be made, upon such surrender of Warrants and payment of the Exercise Price as aforesaid, the Company shall, as soon as possible, but in any event not later than two business days thereafter, issue and cause to be delivered the full number of Warrant Shares issuable upon the exercise of such Warrants in the manner described in this sentence together with cash as provided in Section 11 hereof. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price.

               The Warrants shall be exercisable, at the election of the holders thereof, either in full or from time to time in part and, in the event that a certificate evidencing Warrants is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Warrants, a new certificate evidencing the remaining Warrant or Warrants will be issued, and the Warrant Agent is hereby irrevocably authorized to countersign and to deliver the required new Warrant Certificate or Certificates pursuant to the provisions of this Section 6 and of Section 3 hereof, and the Company, whenever required by the Warrant Agent, shall supply the Warrant Agent with Warrant Certificates duly executed on behalf of the Company for such purpose. The Warrant Agent may assume that any Warrant presented for exercise is permitted to be so exercised under applicable law and shall have no liability for acting in reliance on such assumption.

               All Warrant Certificates surrendered upon exercise of Warrants shall be cancelled by the Warrant Agent. Such cancelled Warrant Certificates shall then be disposed of by the

Warrant Agent in its customary manner. The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all monies received by the Warrant Agent for the purchase of the Warrant Shares through the exercise of such Warrants.

               The Warrant Agent shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the holders with reasonable prior written notice during normal business hours at its office. The Company shall supply the Warrant Agent from time to time with such numbers of copies of this Agreement as the Warrant Agent may request.

               SECTION 7. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or governmental charge which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or charge or shall have established to the satisfaction of the Company that such tax or charge has been paid. The Warrant Agent shall have no duty or obligation to take any action under any Section of this Agreement which requires the payment by a Warrant holder of applicable taxes and governmental charges unless and until the Warrant Agent is satisfied that all such taxes and/or charges have been paid.

               SECTION 8. Mutilated or Missing Warrant Certificates. In case any of the Warrant Certificates shall be mutilated, lost, stolen or destroyed, the Company, at its expense, shall issue and the Warrant Agent shall countersign, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence reasonably satisfactory to the Company and the Warrant Agent of such loss, theft or destruction of such Warrant Certificate and indemnity, if requested, satisfactory to the Company and the Warrant Agent; provided that if the owner of the same is Lehman Brothers Inc. or any affiliate thereof or an institutional lender or investor with consolidated net worth of at least $100 million, its own agreement of indemnity shall be deemed to be satisfactory.

               SECTION 9. Reservation of Warrant Shares. The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants. The Warrant Agent shall have no duty to verify availability of such shares set aside by the Company.

               The Company or, if appointed, the transfer agent for the Common Stock (the "Transfer Agent") and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from such Transfer Agent the stock certificates required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement. The Company will supply such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in Section 11 hereof. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto, transmitted to each holder pursuant to Section 12 hereof.

               Before taking any action which would cause an adjustment pursuant to Section 10 hereof to reduce the Exercise Price below the then par value (if any) of the Warrant Shares, the Company will take any corporate action which may, in the opinion of its counsel (which may be counsel employed by the Company), be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

               The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants will, upon payment of the Exercise Price therefor and issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

               SECTION 10. Adjustment of Exercise Price and Number of Warrant Shares Issuable. The Exercise Price and the number of Warrant Shares issuable upon the exercise of each Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 10. With respect to any Warrant, no adjustment to the Exercise Price or to the number of Warrant Shares issuable upon exercise shall be made for any event enumerated in this
Section 10 if the date as to which the Company committed to undertake such event was prior to such Warrant's respective Issue Date. For purposes of this Section 10, "Common Stock" means shares now or hereafter authorized of any class of common stock of the Company and any other stock of the Company, however designated, that has the right (subject to any prior rights of any class or series of preferred stock) to participate in any distribution of the assets or earnings of the Company without limit as to per share amount.

               (a)  Adjustment for Change in Capital Stock.

               If the Company:

               (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

               (2) subdivides its outstanding shares of Common Stock into a greater number of shares;

               (3) combines its outstanding shares of Common Stock into a smaller number of shares;

               (4) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

               (5) issues by reclassification of its Common Stock any shares of its capital stock,

               then the Warrant in effect immediately prior to such action shall be proportionately adjusted so that the holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Company which he would have owned immediately following such action if such Warrant had been exercised immediately prior to such action.

               The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

               If after an adjustment a holder of a Warrant upon exercise of it may receive shares of two or more classes of capital stock of the Company, the Company shall reasonably determine the allocation of the adjusted Exercise Price between the classes of capital stock. After such allocation, the exercise privilege and the Exercise Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section 10.

               Such adjustment shall be made successively whenever any event listed above shall occur.

               (b)  Adjustment for Rights Issue.

               If the Company distributes any rights, options or warrants to all holders of its Common Stock entitling them for a period expiring within 60 days after the record date mentioned below to purchase shares of Common Stock at a price per share less than the current market price per share on that record date, the Exercise Price shall be adjusted in accordance with the formula:

                                          N x P
                                          -----
                       E' = E  x  O   +   M
                                  -----------
                                    O+N

         where:

                    E' = the adjusted Exercise Price.

                    E  = the current Exercise Price.

                    O  = the number of shares of Common Stock outstanding on the record date.

                    N  = the number of additional shares of Common Stock
                         offered.

                    P = the purchase price per share of the additional shares.

                    M = the current market price per share of Common Stock on
                        the record date.

               (i) The adjustment shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, options or warrants. If at the end of the period during which such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the Exercise Price shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

               (c) Adjustment for Other Distributions.

               If the Company distributes to all holders of its Common Stock any of its assets (including cash) or debt securities or any rights or warrants to purchase debt securities, assets or other securities of the Company, the Exercise Price shall be adjusted in accordance with the formula:

                         E' = E x M - F
                                  -----
                                      M

               where:

               E' =  the adjusted Exercise Price.

               E  =  the current Exercise Price.

               M  =  the current market price per share of Common Stock on the record date mentioned below.

               F  =  the fair market value on the record date of the assets, securities, rights or warrants distributable to one share of Common Stock. The Board of Directors shall reasonably determine the fair market value.

               The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

               This subsection (c) does not apply to regular quarterly cash dividends or rights, options or warrants referred to in subsection (b) of this
Section 10. If any adjustment is made pursuant to this subsection (c) as a result of the issuance of rights, options or warrants and at the end of the period during which any such rights, options or warrants are exercisable, not all such rights, options or warrants shall have been exercised, the Warrant shall be immediately readjusted as if "F" in the above formula was the fair market value on the record date of the indebtedness or assets actually distributed upon exercise of such rights, options or warrants divided by the number of shares of Common Stock outstanding on the record date. Notwithstanding anything to the contrary contained in this subsection (c), if "M-F" in the above formula is less than $1.00 (or is a negative number) then in lieu of the adjustment otherwise required by this subsection (c), the Company shall distribute to the holders of the Warrants, upon exercise thereof, the evidences of indebtedness, assets, rights, options or warrants (or the proceeds thereof) which would have been distributed to such holders had such Warrants been exercised immediately prior to the record date for such distribution.

               (d) Current Market Price.

               In subsections (b) and (c) of this Section 10, the current market price per share of Common Stock on any date is the average of the Quoted Prices of the Common Stock for 30 consecutive trading days commencing 45 trading days before the date in question. In the absence of one or more quotations, the Board of Directors of the Company shall determine the current market price on the basis of such quotations as it reasonably considers appropriate.

               (e) When De Minimis Adjustment May Be Deferred.

               No adjustment in the Exercise Price need be made unless the adjustment would require an increase or decrease of at least 1% in the Exercise Price. Any adjustments that are not made shall be earned forward and taken into account in any subsequent adjustment.

               All calculations under this Section 10 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

               (f) When No Adjustment Required.

               No adjustment need be made for a transaction referred to in subsections (b) and (c) of this Section 10 if Warrant holders are to participate, without requiring the Warrants to be exercised, in the transaction on a basis and with notice that the Board of Directors of the Company reasonably determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction.

               No adjustment need be made for a change in the par value or no par value of the Common Stock.

               To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the amount of cash into which such Warrants are exercisable. Interest will not accrue on the cash.

               (g) Notice of Adjustment.

               Whenever the Exercise Price is adjusted, the Company shall provide the notices required by Section 12 hereof.

               (h) Voluntary Reduction.

               The Company from time to time may reduce the Exercise Price by any amount for any period of time (including, without limitation, permanently) if such period is at least 20 days;

provided, however, that in no event may the Exercise Price be less than the par value of a share of Common Stock.

               Whenever the Exercise Price is reduced, the Company shall mail to Warrant holders and the Warrant Agent a notice of the reduction. The Company shall mail the notice at least 15 days before the date the reduced Exercise Price takes effect. The notice shall state the reduced Exercise Price and the period it will be in effect.

               A reduction of the Exercise Price does not change or adjust the Exercise Price otherwise in effect for purposes of this Section 10.

               (i) Notice of Certain Transactions.

               If:

                    (1) the Company takes any action that would require an adjustment in the Exercise Price pursuant to subsections (a) of this
          Section 10;

                    (2) the Company proposes to fix a record date for a dividend or distribution on the Common Stock to which subsection (b) of this
          Section 10 does not apply;

                    (3) the Company takes any action that would require a supplemental Warrant Agreement pursuant to subsection (g) of this
          Section 10; or

                    (4) there is a liquidation or dissolution of the Company,

                    the Company shall mail to Warrant holders a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. The Company shall mail the notice at least 15 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

               (j) Reorganization of Company.

               If the Company consolidates or merges with or into, or transfers or leases all or substantially all its assets to, any person, upon consummation of such transaction the Warrants shall automatically become exercisable for the kind and amount of securities, cash or other assets which the holder of a Warrant would have owned immediately after the consolidation, merger, transfer or lease if such holder had exercised the Warrant immediately before the effective date of the transaction; provided that (i) if the holders of Common Stock were entitled to exercise a right of election as to the kind or amount of securities, cash or other assets receivable upon such consolidation or merger, then the kind and amount of securities, cash or other assets for which each Warrant shall become exercisable shall be deemed to be the kind and amount so receivable per share by a plurality of the holders of Common Stock in such consolidation or merger or (ii) if a tender or exchange offer shall have been made to and accepted by the holders of Common Stock under circumstances in which, upon completion of such tender or exchange offer, the maker thereof, together with members of any group (within the meaning of Rule 13d-5(b)(l) under the Exchange Act) of which such maker is a part, and together with any affiliate or associate of such maker (within the meaning of Rule 12b-2 under the Exchange Act) and any members of any such group of which any such affiliate or associate is a part, own beneficially (within the meaning of Rule l3d-3 under the Exchange Act) more than 50% of the outstanding shares of Common Stock, the holder of a Warrant shall be entitled to receive the highest amount of cash, securities or other property to which such holder would actually have been entitled as a shareholder if such Warrant holder had exercised the Warrant prior to the expiration of such tender or exchange offer, accepted such offer and all of the Common Stock held by such holder had been purchased pursuant to such tender or exchange offer, subject to adjustments (from and after the consummation of such tender or exchange offer) as nearly equivalent as possible to the adjustments provided for in this Section 10. Concurrently with the consummation of any such transaction, the person formed by or surviving any such consolidation or merger if other than the Company, or the person to which such sale or conveyance shall have been made, shall enter into a supplemental Warrant Agreement so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section. The successor Company shall mail to Warrant holders a notice describing the supplemental Warrant Agreement.

               If the issuer of securities deliverable upon exercise of Warrants under the supplemental Warrant Agreement is an affiliate of the formed, surviving, transferee or lessee person, that issuer shall join in the supplemental Warrant Agreement.

               If this subsection (j) applies, subsections (a) and (b) of this
Section 10 do not apply.

               (k) Warrant Agent's Disclaimer.

               The Warrant Agent shall have no duties or responsibilities under this Section 10, including, but not limited to, determining when an adjustment under this Section 10 should be made, how such adjustment should be made or what the adjustment should be. The Warrant Agent has no duty to determine whether any provisions of a supplemental Warrant Agreement under subsection (j) of this
Section 10 are correct. The Warrant Agent makes no representation as to the validity or value of any securities or assets issued upon exercise of Warrants. The Warrant Agent shall not be responsible for the Company's failure to comply with this Section.

               (l) When Issuance or Payment May Be Deferred.

               In any case in which this Section 10 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice of such election to the Warrant Agent) until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such record date the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price and (ii) paying to such holder any amount in cash in lieu of a fractional share pursuant to Section 11 hereof; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Warrant Shares, other capital stock and cash upon the occurrence of the event requiring such adjustment.

               (m) Adjustment in Number of Shares.

               Upon each event that provides for an adjustment of the Exercise Price pursuant to this Section 10, each Warrant outstanding prior to the making of the adjustment shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of shares of Common Stock (calculated to the nearest ten millionth) obtained from the following formula:

               N'   =   N     X     E
                                    -
                                    E'

          where:

          N' = the adjusted number of Warrant Shares issuable upon exercise of a Warrant by payment of the adjusted Exercise Price.

          N = the number of Warrant Shares previously issuable upon exercise of a Warrant by payment of the Exercise Price prior to adjustment.

          E' = the adjusted Exercise Price.

               E = the Exercise Price prior to adjustment.

               (n) Form of Warrants.

               Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

               (o) Other Dilutive Events.

               In case any event shall occur affecting the Company, or any entity in which the Company has a direct or indirect investment, as to which the provisions of this Section 10 are not strictly applicable, but the failure to make any adjustment would not fairly protect the purchase rights represented by the Warrants in accordance with the essential intent and principles of this Section then, in each such case, the Company shall appoint a firm of independent public accountants of recognized national standing which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in this Section 10, necessary to preserve, without dilution, the purchase rights represented by the Warrants.

               SECTION 11. Fractional Interests.

               (a) The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 11, be issuable on the exercise of any Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to the fair market value of such fractional Warrant Share as of the day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction.

               (b) Warrants may be issued in fractional interests. Holders of fractional interests in Warrants will be entitled to purchase a number of Warrant Shares equal to the product obtained by multiplying the number of Warrant Shares issuable with respect to a full Warrant multiplied by the fractional interest owned by such holder in the Warrant.

               (c) Whenever a payment for fractional Warrant Shares is to be made by the Warrant Agent, the Company shall (i) promptly prepare and deliver to the Warrant Agent a certificate setting forth in reasonable detail the facts related to such payment and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Warrant Agent in the form of fully collected funds to make such payments. The Warrant Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for fractional Warrant Shares under any Section of this Agreement relating to the payment of fractional Warrant Shares unless and until the Warrant Agent shall have received such a certificate and sufficient monies.

               SECTION 12. Notices to Warrant holders. Upon any adjustment of the Exercise Price pursuant to Section 10, the Company shall promptly thereafter, and in any event within five days, (i) cause to be filed with the Warrant Agent a certificate executed by the Chief Financial Officer of the Company setting forth the Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Warrant Shares (or portion thereof) issuable after such adjustment in the Exercise Price, upon exercise of a Warrant and payment of the adjusted Exercise Price, and (ii) cause to be given to each of the registered holders of the Warrant Certificates at his address appearing on the Warrant register written notice of such adjustments by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 12. The Warrant Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall have no duty with respect to and shall not be deemed to have knowledge of such adjustment unless and until it shall have received such certificate.

               In case:

               (a) the Company shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

               (b) the Company shall authorize the distribution to all holders of shares of Common Stock of evidences of its indebtedness or assets (other than regular cash dividends or dividends payable in shares of Common Stock or distributions referred to in subsection (a) of Section 10 hereof); or

               (c) of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock; or

               (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

               (e) the Company proposes to take any action (other than actions of the character described in Section 10(a) hereof) which would require an adjustment of the Exercise Price pursuant to Section 10 hereof;

then the Company shall cause to be filed with the Warrant Agent and shall cause to be given to each of the registered holders of the Warrant Certificates at his address appearing on the Warrant register, at least 20 calendar days (or 10 calendar days in any case specified in clauses (a),(b) or (e) above) prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first-class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this Section 12 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

               Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the holders thereof the right to vote or to consent or to receive notice as shareholders in respect of the meetings of shareholders or the election of Directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company.

               SECTION 13. Merger, Consolidation or Change of Name of Warrant Agent. Any person into which the Warrant Agent may be merged or with which it may be consolidated, or any person resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any person succeeding to the business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such person would be eligible for appointment as a successor warrant agent under the provisions of Section 15. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, and in case at that time any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent; and in case at that time any of the Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor to the Warrant Agent; and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

               In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent whose name has been changed may adopt the countersignature under its prior name, and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name, and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

               SECTION 14. Warrant Agent. The Warrant Agent undertakes the duties and obligations imposed by this Agreement (and no implied duties or obligations shall be read into this Agreement against the Warrant Agent) upon the following terms and conditions, by all of which the Company and the holders of Warrants, by their acceptance thereof, shall be bound:

               (a) The statements contained herein and in the Warrant Certificates shall be taken as statements of the Company and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or action taken or to be taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrant Certificates except as herein otherwise provided.

               (b) The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Warrant Certificates to be complied with by the Company.

               (c) The Warrant Agent may consult at any time with counsel of its own selection (who may be counsel for the Company) and the Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant Certificate in respect of any action taken, suffered or omitted to be taken by it hereunder accordance with the opinion or the advice of such counsel.

               (d) The Warrant Agent shall incur no liability or responsibility to the Company or to any holder of any Warrant Certificate for any action taken in reliance on any Warrant Certificate, certificate of shares, notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument (whether in its original or facsimile form) believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

               (e) The Company agrees (i) to pay to the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent (including fees and expenses of its counsel) and to reimburse the Warrant Agent for all expenses, taxes and governmental charges and other charges and disbursements of any kind and nature incurred by the Warrant Agent in the preparation, delivery, execution, administration and amendment of this Agreement and the exercise and performance of its duties hereunder and (ii) to indemnify the Warrant Agent (and any predecessor Warrant Agent) and save it harmless against any and all claims (whether asserted by the Company, a holder or any other person), damages, losses, fines, penalties, settlements, expenses (including taxes other than taxes based on the income of the Warrant Agent), liabilities, including judgments, costs and counsel fees and expenses, for any action taken, suffered or omitted to be taken by the Warrant Agent in connection with the execution of this Agreement and the acceptance and administration of this Agreement, except as a result of its gross negligence or willful misconduct (each as finally determined by a court of competent jurisdiction). The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company. The provisions of this Section 14 shall survive the expiration of the Warrants, the termination of this Agreement and the resignation or removal of the Warrant Agent.

               (f) The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more registered holders of Warrant Certificates shall furnish the Warrant Agent with reasonable security and indemnity satisfactory to it for any costs and expenses which may be incurred, but this provision shall not limit the power of the Warrant Agent to take such action as it may consider proper, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrant Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent and any recovery of judgment shall be for the ratable benefit of the registered holders of the Warrants, as their respective rights or interests may appear.

               (g) The Warrant Agent, and any stockholder, affiliate, director, officer or employee of it, may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

               (h) The Warrant Agent shall act hereunder solely as agent for the Company, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for any action taken, suffered or omitted to be taken by it in connection with this Agreement except for its own gross negligence or willful misconduct, each as finally determined by a court of competent jurisdiction. Anything to the contrary notwithstanding, in no event shall the Warrant Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Warrant Agent has been advised of the likelihood of such loss or damage. Any liability of the Warrant Agent under this Agreement will be limited to the amount of fees paid by the Company to the Warrant Agent.

               (i) The Warrant Agent shall not at any time be under any duty or responsibility to any holder of any Warrant Certificate to make or cause to be made any adjustment of the Exercise Price or number of the Warrant Shares or other securities or property deliverable as provided in this Agreement, or to determine whether any facts exist which may require any of such adjustments, or with respect to the nature or extent of any such adjustments, when made, or with respect to the method employed in making the same. The Warrant Agent shall not be accountable with respect to the validity or value or the kind or amount of any Warrant Shares or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or with respect to whether any such Warrant Shares or other securities will when issued be validly issued and fully paid and nonassessable, and makes no representation with respect thereto.

               (j) Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Warrant Agent shall have any liability to any holder of a Warrant or other person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation; provided that the Company must use its reasonable best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

               (k) With respect to the exercise by a holder of any Warrants in accordance with the terms of this Agreement and with respect to any other actions or omissions that may arise as a result of or under this Agreement, to the extent the Warrant Agent has any questions or uncertainties as to what actions it should take with respect thereto, the Warrant Agent may seek written direction from the Company as to what course of action the Warrant Agent should take and the Warrant Agent shall be fully protected and incur no liability in refraining from taking any action thereunder unless and until the Warrant Agent has received such written direction from the Company. Any application by the Warrant Agent for such written instructions from the Company may, at the option of the Warrant Agent, set forth in writing any action proposed to be taken or omitted by the Warrant Agent under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Warrant Agent shall not be liable for any action taken by, or omission of, the Warrant Agent in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Warrant Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

               (l) No provision of this Agreement shall require the Warrant Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

               (m) Whenever in the performance of its duties under this Agreement the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking , suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the

Board, the President, a Vice President, the Treasurer or the Secretary of the Company and delivered to the Warrant Agent; and such certificate shall be full authorization and protection to the Warrant Agent for any action taken or suffered by it under the provisions of this Agreement in reliance upon such certificate.

               (n) The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the President, a Vice President, the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such instructions shall be full authorization and protection to the Warrant Agent, and the Warrant Agent shall not be liable for any action taken, suffered or omitted to be taken by it in accordance with instructions of any such officer.

               (o) The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Warrant Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, absent gross negligence or willful misconduct (each as finally determined by a court of competent jurisdiction) in the selection and continued employment thereof.

               SECTION 15. Change of Warrant Agent. The Warrant Agent or any successor Warrant Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Company. Upon such resignation or if the Warrant Agent shall become incapable of acting as Warrant Agent, the Company shall appoint a successor to such Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such resignation or incapacity by the Warrant Agent or by the registered holder of a Warrant Certificate, then the registered holder of any Warrant Certificate may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Pending appointment of a successor to such Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company. The holders of a majority of the unexercised Warrants shall be entitled at any time to remove the Warrant Agent and appoint a successor to such Warrant Agent. Such successor to the Warrant Agent must be approved by the Company, which shall not unreasonably withhold such approval. After appointment the successor to the Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the former Warrant Agent upon payment of all fees and expenses due it and its agents and counsel shall deliver and transfer to the successor to the Warrant Agent any property at the time held by it hereunder and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Failure to give any notice provided for in this
Section 15, however, or any defect therein, shall not affect the legality or validity of the appointment of a successor to the Warrant Agent.

               SECTION 16. Notices to Company and Warrant Agent. Any notice or demand authorized by this Agreement to be given or made by the Warrant Agent or by the registered holder of any Warrant Certificate to or on the Company shall be sufficiently given or made when and if delivered by facsimile transmission (provided confirmation of receipt is received immediately thereafter) or deposited in the mail, first class or registered, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent), as follows:

                                        SMTC Corporation
                                        635 Hood Road
                                        Markham, Ontario, Canada L3R 4N6
                                        Attention: President
                                        Facsimile No.: (905) 479-5326

               In case the Company shall fail to maintain such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations may be made and notices and demands may be served at the office of the Warrant Agent designated for such purpose.

               Any notice pursuant to this Agreement to be given by the Company or by the registered holder(s) of any Warrant Certificate to the Warrant Agent shall be sufficiently given when and if delivered by facsimile transmission (provided confirmation of receipt is received immediately thereafter) or deposited in the mail, first-class or registered, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company) to the Warrant Agent as follows:

                                        Mellon Investor Services LLC
                                        500 Grant Street, Room 2122
                                        Pittsburgh, PA  15258
                                        Attention:  Relationship Manager
                                        Facsimile No.: (412) 236-8157

               with a copy to:

                                        Mellon Investor Services LLC
                                        85 Challenger Road
                                        Ridgefield Park, NJ  07660
                                        Attention:  General Counsel
                                        Facsimile No.: (201) 296-4004

               SECTION 17. Supplements and Amendments. The Company and the Warrant Agent may from time to time supplement or amend this Agreement without the approval of any holders of Warrant Certificates in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not in any way adversely affect the interests of the holders of Warrant Certificates. Prior to executing any such supplement or amendment, the Warrant Agent shall be entitled to rely on an officer's certificate of the Company to the effect that such amendment or supplement complies with the terms of this Section. Notwithstanding anything in this Agreement to the contrary, the prior written consent of the Warrant Agent must be obtained in connection with any supplement or amendment which alters the rights or duties of the Warrant Agent.

               SECTION 18. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

               SECTION 19. Termination. This Agreement will terminate on any earlier date if all Warrants have been exercised or expired without exercise. The provisions of Section 14 hereof shall survive such termination.

               SECTION 20. Governing Law; Submission to Jurisdiction: Waiver of Jury Trial. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the internal laws of said State. Each party hereto hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for purposes of all legal proceedings arising out of or relating to this agreement or the transactions contemplated hereby. Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Each party hereto irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this agreement or the transactions contemplated hereby.

               SECTION 21. Benefits of This Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Warrant Agent and the registered holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement, and this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the registered holders of the Warrant Certificates.

               SECTION 22. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

               SECTION 23. Amendment and Exchange of Warrant Certificates. All Warrants issued and outstanding at the time of any amendments to this Warrant Agreement shall be deemed amended in accordance with such amendments to this Warrant Agreement. The Company, at its expense, shall issue and the Warrant Agent shall countersign, in exchange and substitution for and upon cancellation of any existing Warrant Certificates presented to the Company or the Warrant Agent, a new Warrant Certificate of like tenor, representing an equivalent number of Warrants and the terms of the amended Warrant Agreement.

               SECTION 24. Notice of Amendments.Promptly after the execution by the Company and the Warrant Agent of any amendments pursuant to Section 17, the Company or the

Warrant Agent shall give notice thereof to the Warrant holders affected, in the manner provided for in Section 12.

                            [Signature Page Follows]

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                        SMTC Corporation


                                        By: /s/ Paul Walker
                                            ----------------------------------
                                            Name:  Paul Walker
                                            Title: President


                                        MELLON INVESTOR SERVICES LLC


                                        By: /s/ Kathryn M. Gallagher
                                            ----------------------------------
                                            Name:  Kathryn M. Gallagher
                                            Title: Vice President

                                                                       EXHIBIT A

                     [Form of Series A Warrant Certificate]

                                     [Face]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SAID SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.

EXERCISABLE ON OR BEFORE 5:00 P.M. NEW YORK CITY TIME ON DECEMBER ___, 2007.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED SEPARATE FROM THE WARRANT HOLDER'S INTERESTS IN LOANS OUTSTANDING UNDER THE AMENDED AND RESTATED CREDIT AND GUARANTEE AGREEMENT, DATED AS OF JULY 27, 2000 (AS AMENDED, SUPPLEMENTED AND OTHERWISE MODIFIED FROM TIME TO TIME), AMONG THE SMTC CORPORATION, HTM HOLDINGS, INC., SMTC MANUFACTURING CORPORATION OF CANADA, AND THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTIES THERETO UNTIL AFTER DECEMBER 31, 2003.

No. ________ Warrants

                               Warrant Certificate

                                SMTC CORPORATION

               This Warrant Certificate certifies that _____________________, or registered assigns, is the registered holder of ___________ Series A Common Stock Purchase Warrants expiring December ___, 2007 (the "Warrants") to purchase Common Stock, par value $0.01 per share (the "Common Stock"), of SMTC Corporation, a Delaware corporation (the "Company"). Each Warrant entitles the holder upon exercise to receive from the Company on or before 5:00 p.m. New York City Time on December ___, 2007, that number of fully paid and nonassessable shares of Common Stock (each, a "Warrant Share") as set forth below at the exercise price (the "Exercise Price") as determined pursuant to the Warrant Agreement referenced below payable in lawful money of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Warrant Agent, but only subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof. Notwithstanding the foregoing, Warrants may be exercised without the exchange of funds pursuant to the net exercise provisions of Section 6 of the Warrant Agreement.

               Each Warrant is initially exercisable for one share of Common Stock, and the initial Exercise Price per share of Common Stock for any Warrant is equal to $________ per share. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

               Warrants may be exercised at any time on or before 5:00 p.m. New York City Time on December ___, 2007 and to the extent not exercised by such time such warrants shall become void.

               Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

               This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement.

               This Warrant Certificate shall be governed and construed in accordance with the internal laws of the State of New York.

               IN WITNESS WHEREOF, SMTC Corporation has caused this Warrant Certificate to be signed by its President and by its Chief Financial Officer.

                                        SMTC Corporation


                                        By
                                           -----------------------------------
                                           [Name]
                                           President


                                        By
                                           -----------------------------------
                                           [Name]
                                           Chief Financial Officer

Countersigned:

Dated:

Mellon Investor Services LLC,
as Warrant Agent


By
   ---------------------------
   Authorized Signatory

                     [Form of Series A Warrant Certificate]

                                    [Reverse]

               The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring December ___, 2007 entitling the holder on exercise to receive shares of Common Stock, par value $0.01 per share, of the Company (the "Common Stock"), and are issued or to be issued pursuant to a Warrant Agreement dated as of December 31, 2002 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Warrant Agreement"), duly executed and delivered by the Company to Mellon Investor Services LLC, a New Jersey limited liability company, as warrant agent (the "Warrant Agent"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

               Warrants may be exercised at any time on or before 5:00 p.m. New York City time on December ___, 2007. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price as specified in the Warrant Agreement at the office of the Warrant Agent. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

               The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof and the number of shares of Common Stock issuable upon exercise may be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

               The holders of the Warrants are entitled to certain registration rights with respect to the Common Stock purchasable upon exercise thereof. Said registration rights are set forth in full in a Registration Rights Agreement dated as of December ___, 2002, among the Company and certain investors named therein. A copy of the Registration Rights Agreement may be obtained by the holder hereof upon written request to the Company.

               The holders of the Warrants have certain restrictions on transfer as outlined in the Warrant Agreement.

               Warrant Certificates, when surrendered at the office of the Warrant Agent designated for such purpose by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

               Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Warrant Agent a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

               The Company and the Warrant Agent may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

                              Election to Exercise

                    (To Be Executed Upon Exercise Of Warrant)

               The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive ________ shares of Common Stock and herewith tenders payment for such shares to the order of SMTC Corporation in the amount of $________ in accordance with the terms hereof unless the holder is exercising Warrants pursuant to the net exercise provisions of Section 6 of the Warrant Agreement. The undersigned requests that a certificate for such shares be registered in the name of ______________, whose address is ______________________________ and that such shares be delivered to __________________ whose address is ________ ________________________. If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of ________, whose address is _________________________, and that such Warrant Certificate be delivered to ___________________, whose address is ____________________.

                                          Signature:


Date:

               Signature Guaranteed:

                                                                       EXHIBIT B

                     [Form of Series B Warrant Certificate]

                                     [Face]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SAID SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.

EXERCISABLE ON OR BEFORE 5:00 P.M. NEW YORK CITY TIME ON DECEMBER ___, 2007.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED SEPARATE FROM THE WARRANT HOLDER'S INTERESTS IN LOANS OUTSTANDING UNDER THE AMENDED AND RESTATED CREDIT AND GUARANTEE AGREEMENT, DATED AS OF JULY 27, 2000 (AS AMENDED, SUPPLEMENTED AND OTHERWISE MODIFIED FROM TIME TO TIME), AMONG THE SMTC CORPORATION, HTM HOLDINGS, INC., SMTC MANUFACTURING CORPORATION OF CANADA, AND THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTIES THERETO UNTIL AFTER DECEMBER 31, 2003.

THE SECURITIES EVIDENCED OR CONSTITUTED HEREBY ARE SUBJECT TO FORFEITURE TO SMTC CORPORATION UNTIL DECEMBER 31, 2003.

No. ____                                                           ____ Warrants

                               Warrant Certificate

                                SMTC CORPORATION

               This Warrant Certificate certifies that ______________________, or registered assigns, is the registered holder of ___________ Series B Common Stock Purchase Warrants expiring December ___, 2007 (the "Warrants") to purchase Common Stock, par value $0.01 per share (the "Common Stock"), of SMTC Corporation, a Delaware corporation (the "Company"). Each Warrant entitles the holder upon exercise to receive from the Company on or before 5:00 p.m. New York City Time on December ___, 2007, that number of fully paid and nonassessable shares of Common Stock (each, a "Warrant Share") as set forth below at the exercise price (the "Exercise Price") as determined pursuant to the Warrant Agreement referenced below payable in lawful money of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Warrant Agent, but only subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof. Notwithstanding the foregoing, Warrants may be exercised without the exchange of funds pursuant to the net exercise provisions of Section 6 of the Warrant Agreement.

               Each Warrant is initially exercisable for one share of Common Stock, and the initial Exercise Price per share of Common Stock for any Warrant is equal to $________ per share. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

               Warrants may be exercised at any time on or before 5:00 p.m. New York City Time on December ___, 2007 and to the extent not exercised by such time such warrants shall become void.

               Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

               This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement.

               This Warrant Certificate shall be governed and construed in accordance with the internal laws of the State of New York.

               IN WITNESS WHEREOF, SMTC Corporation has caused this Warrant Certificate to be signed by its President and by its Chief Financial Officer.

                                        SMTC Corporation


                                        By
                                           -----------------------------------
                                           [Name]
                                           President


                                        By
                                           -----------------------------------
                                           [Name]
                                           Chief Financial Officer

Countersigned:

Dated:

Mellon Investor Services LLC
as Warrant Agent


By
   ---------------------------
   Authorized Signatory

                     [Form of Series B Warrant Certificate]

                                    [Reverse]

               The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring December ___, 2007 entitling the holder on exercise to receive shares of Common Stock, par value $0.01 per share, of the Company (the "Common Stock"), and are issued or to be issued pursuant to a Warrant Agreement dated as of December 31, 2002 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Warrant Agreement"), duly executed and delivered by the Company to Mellon Investor Services LLC, a New Jersey limited liability company, as warrant agent (the "Warrant Agent"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

               Warrants may be exercised at any time on or before 5:00 p.m. New York City time on December ___, 2007. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price as specified in the Warrant Agreement at the office of the Warrant Agent. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

               The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof and the number of shares of Common Stock issuable upon exercise may be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

               The holders of the Warrants are entitled to certain registration rights with respect to the Common Stock purchasable upon exercise thereof. Said registration rights are set forth in full in an Registration Rights Agreement dated as of December ___, 2002 among the Company and certain investors named therein. A copy of the Registration Rights Agreement may be obtained by the holder hereof upon written request to the Company.

               The holders of the Warrants have certain restrictions on transfer as outlined in the Warrant Agreement.

               The holders of the Warrants must surrender all outstanding Warrants to the Company if all outstanding obligations under the Credit Agreement are paid in full and all commitments thereunder are terminated on or before December 31, 2003. Any shares of

Common Stock issued upon exercise of the Warrants are subject to right of repurchase by SMTC Corporation until December 31, 2003, for an amount equal to the exercise price of the Warrants exercised for such shares.

               Warrant Certificates, when surrendered at the office of the Warrant Agent designated for such purpose by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

               Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Warrant Agent a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

               The Company and the Warrant Agent may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

                              Election to Exercise

                    (To Be Executed Upon Exercise Of Warrant)

               The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive ________ shares of Common Stock and herewith tenders payment for such shares to the order of SMTC Corporation in the amount of $________ in accordance with the terms hereof unless the holder is exercising Warrants pursuant to the net exercise provisions of Section 6 of the Warrant Agreement. The undersigned requests that a certificate for such shares be registered in the name of ______________, whose address is ______________________________ and that such shares be delivered to __________________ whose address is ________ ________________________. If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of ________, whose address is _________________________, and that such Warrant Certificate be delivered to ___________________, whose address is ____________________.

                                             Signature:


Date:

               Signature Guaranteed:

                                                                       EXHIBIT C

                 [Form of Series C, D and E Warrant Certificate]

                                     [Face]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SAID SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.

EXERCISABLE ON OR BEFORE 5:00 P.M. NEW YORK CITY TIME ON FIFTH ANNIVERSARY OF ISSUE DATE.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED SEPARATE FROM THE WARRANT HOLDER'S INTERESTS IN LOANS OUTSTANDING UNDER THE AMENDED AND RESTATED CREDIT AND GUARANTEE AGREEMENT, DATED AS OF JULY 27, 2000 (AS AMENDED, SUPPLEMENTED AND OTHERWISE MODIFIED FROM TIME TO TIME), AMONG THE SMTC CORPORATION, HTM HOLDINGS, INC., SMTC MANUFACTURING CORPORATION OF CANADA, AND THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTIES THERETO UNTIL NINE MONTHS AFTER THE ISSUE DATE.

THE SECURITIES EVIDENCED OR CONSTITUTED HEREBY ARE SUBJECT TO FORFEITURE TO SMTC CORPORATION UNTIL DECEMBER 31, 2003.

No. ____                                                           ____ Warrants

                               Warrant Certificate

                                SMTC CORPORATION

               This Warrant Certificate certifies that ______________________, or registered assigns, is the registered holder of ___________ Series [C][D][E] Common Stock Purchase Warrants expiring [___________] (the "Warrants") to purchase Common Stock, par value $0.01 per share (the "Common Stock"), of SMTC Corporation, a Delaware corporation (the "Company"). Each Warrant entitles the holder upon exercise to receive from the Company on or before 5:00 p.m. New York City Time on [___________], that number of fully paid and nonassessable shares of Common Stock (each, a "Warrant Share") as set forth below at the exercise price (the "Exercise Price") as determined pursuant to the Warrant Agreement referenced below payable in lawful money of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Warrant Agent, but only subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof. Notwithstanding the foregoing, Warrants may be exercised without the exchange of funds pursuant to the net exercise provisions of Section 6 of the Warrant Agreement.

               Each Warrant is initially exercisable for one share of Common Stock, and the initial Exercise Price per share of Common Stock for any Warrant is equal to $______ per share. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

               Warrants may be exercised at any time on or before 5:00 p.m. New York City Time on [___________] and to the extent not exercised by such time such warrants shall become void.

               Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

               This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement.

               This Warrant Certificate shall be governed and construed in accordance with the internal laws of the State of New York.

               IN WITNESS WHEREOF, SMTC Corporation has caused this Warrant Certificate to be signed by its President and by its Chief Financial Officer.

                                        SMTC Corporation


                                        By
                                           -----------------------------------
                                           [Name]
                                           President


                                        By
                                           -----------------------------------
                                           [Name]
                                           Chief Financial Officer

Countersigned:

Dated:

Mellon Investor Services LLC
as Warrant Agent


By
   ---------------------------
   Authorized Signatory

                 [Form of Series C, D and E Warrant Certificate]

                                    [Reverse]

               The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring [___________] entitling the holder on exercise to receive shares of Common Stock, par value $0.01 per share, of the Company (the "Common Stock"), and are issued or to be issued pursuant to a Warrant Agreement dated as of December 31, 2002 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Warrant Agreement"), duly executed and delivered by the Company to Mellon Investor Services LLC, a New Jersey limited liability company, as warrant agent (the "Warrant Agent"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

               Warrants may be exercised at any time on or before 5:00 p.m. New York City time on [___________]. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price as specified in the Warrant Agreement at the office of the Warrant Agent. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

               The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof and the number of shares of Common Stock issuable upon exercise may be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

               The holders of the Warrants are entitled to certain registration rights with respect to the Common Stock purchasable upon exercise thereof. Said registration rights are set forth in full in a Registration Rights Agreement dated as of December ___, 2002, among the Company and certain investors named therein. A copy of the Registration Rights Agreement may be obtained by the holder hereof upon written request to the Company.

               The holders of the Warrants have certain restrictions on transfer as outlined in the Warrant Agreement.

               The holders of the Warrants must surrender all outstanding Warrants to the Company if all outstanding obligations under the Credit Agreement are paid in full and all commitments thereunder are terminated on or before December 31, 2003. Any shares of

Common Stock issued upon exercise of the Warrants are subject to right of repurchase by SMTC Corporation until December 31, 2003, for an amount equal to the exercise price of the Warrants exercised for such shares.

               Warrant Certificates, when surrendered at the office of the Warrant Agent designated for such purpose by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

               Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Warrant Agent a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

               The Company and the Warrant Agent may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

                              Election to Exercise

                    (To Be Executed Upon Exercise Of Warrant)

               The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive ________ shares of Common Stock and herewith tenders payment for such shares to the order of SMTC Corporation in the amount of $________ in accordance with the terms hereof unless the holder is exercising Warrants pursuant to the net exercise provisions of Section 6 of the Warrant Agreement. The undersigned requests that a certificate for such shares be registered in the name of ______________, whose address is ______________________________ and that such shares be delivered to __________________ whose address is ________ ________________________. If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of ________, whose address is _________________________, and that such Warrant Certificate be delivered to ___________________, whose address is ____________________.

                                          Signature:


Date:

Signature Guaranteed:

                                                                       EXHIBIT D

                 [Form of Series F, G and H Warrant Certificate]

                                     [Face]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SAID SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED SEPARATE FROM THE WARRANT HOLDER'S INTERESTS IN LOANS OUTSTANDING UNDER THE AMENDED AND RESTATED CREDIT AND GUARANTEE AGREEMENT, DATED AS OF JULY 27, 2000 (AS AMENDED, SUPPLEMENTED AND OTHERWISE MODIFIED FROM TIME TO TIME), AMONG THE SMTC CORPORATION, HTM HOLDINGS, INC., SMTC MANUFACTURING CORPORATION OF CANADA, AND THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS OR ENTITIES FROM TIME TO TIME PARTIES THERETO UNTIL NINE MONTHS AFTER THE ISSUE DATE.

EXERCISABLE ON OR BEFORE 5:00 P.M. NEW YORK CITY TIME ON FIFTH ANNIVERSARY OF ISSUE DATE.

No. ____                                                           ____ Warrants

                               Warrant Certificate

                                SMTC CORPORATION

               This Warrant Certificate certifies that _______________________, or registered assigns, is the registered holder of ___________ Series [F][G][H] Common Stock Purchase Warrants expiring [___________] (the "Warrants") to purchase Common Stock, par value $0.01 per share (the "Common Stock"), of SMTC Corporation, a Delaware corporation (the "Company"). Each Warrant entitles the holder upon exercise to receive from the Company on or before 5:00 p.m. New York City Time on [___________], that number of fully paid and nonassessable shares of Common Stock (each, a "Warrant Share") as set forth below at the exercise price (the "Exercise Price") as determined pursuant to the Warrant Agreement referenced below payable in lawful money of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Warrant Agent, but only subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof. Notwithstanding the foregoing, Warrants may be exercised without the exchange of funds pursuant to the net exercise provisions of Section 6 of the Warrant Agreement.

               Each Warrant is initially exercisable for one share of Common Stock, and the initial Exercise Price per share of Common Stock for any Warrant is equal to $______ per share. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

               Warrants may be exercised at any time on or before 5:00 p.m. New York City Time on [___________] and to the extent not exercised by such time such warrants shall become void.

               Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

               This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement.

               This Warrant Certificate shall be governed and construed in accordance with the internal laws of the State of New York.

               IN WITNESS WHEREOF, SMTC Corporation has caused this Warrant Certificate to be signed by its President and by its Chief Financial Officer.

                                        SMTC Corporation


                                        By
                                           -----------------------------------
                                           [Name]
                                           President


                                        By
                                           -----------------------------------
                                           [Name]
                                           Chief Financial Officer

Countersigned:

Dated:

Mellon Investor Services LLC
as Warrant Agent


By
   ---------------------------
   Authorized Signatory

                 [Form of Series F, G and H Warrant Certificate]

                                    [Reverse]

               The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring [___________] entitling the holder on exercise to receive shares of Common Stock, par value $0.01 per share, of the Company (the "Common Stock"), and are issued or to be issued pursuant to a Warrant Agreement dated as of December 31, 2002 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Warrant Agreement"), duly executed and delivered by the Company to Mellon Investor Services LLC, a New Jersey limited liability company, as warrant agent (the "Warrant Agent"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

               Warrants may be exercised at any time on or before 5:00 p.m. New York City time on [___________]. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price as specified in the Warrant Agreement at the office of the Warrant Agent. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

               The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof and the number of shares of Common Stock issuable upon exercise may be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

               The holders of the Warrants are entitled to certain registration rights with respect to the Common Stock purchasable upon exercise thereof. Said registration rights are set forth in full in a Registration Rights Agreement dated as of December ___, 2002, among the Company and certain investors named therein. A copy of the Registration Rights Agreement may be obtained by the holder hereof upon written request to the Company.

               The holders of the Warrants have certain restrictions on transfer as outlined in the Warrant Agreement.

               Warrant Certificates, when surrendered at the office of the Warrant Agent designated for such purpose by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

               Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Warrant Agent a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

               The Company and the Warrant Agent may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

                              Election to Exercise

                    (To Be Executed Upon Exercise Of Warrant)

               The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive ________ shares of Common Stock and herewith tenders payment for such shares to the order of SMTC Corporation in the amount of $________ in accordance with the terms hereof unless the holder is exercising Warrants pursuant to the net exercise provisions of Section 6 of the Warrant Agreement. The undersigned requests that a certificate for such shares be registered in the name of ______________, whose address is ______________________________ and that such shares be delivered to __________________ whose address is ________ ________________________. If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of ________, whose address is _________________________, and that such Warrant Certificate be delivered to ___________________, whose address is ____________________.

                                             Signature:

Date:

                                             Signature Guaranteed: